Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Six Months Ended
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	6/30/2017	6/30/2016
Condensed Income Statement
Interest income	$10,934	10,864	11,226	10,895	11,008	21,798	21,629
Interest expense	861	877	887	885	883	1,738	1,732
Net interest income	10,073	9,987	10,339	10,010	10,125	20,060	19,897
Provision for loan losses	222	15	55	372	396	237	486
Net interest income after provision	9,851	9,972	10,284	9,638	9,729	19,823	19,411
Non-interest income	2,790	2,430	2,615	2,846	2,750	5,220	5,392
Non-interest expense	8,611	7,968	7,908	8,593	8,468	16,579	16,760
Income before income taxes	4,030	4,434	4,991	3,891	4,011	8,464	8,043
Provision for income taxes	1,027	1,188	1,337	995	1,043	2,215	2,111
Net income	$3,003	3,246	3,654	2,896	2,968	6,249	5,932
Accreted income on acquired loans	$180	220	495	223	304	400	647
Tax-equivalent net interest income	$10,494	10,410	10,772	10,432	10,538	20,904	20,704

Per Share Data
Dividends per share	$0.16	0.16	0.16	0.16	0.16	0.32	0.32
Basic earnings per common share	$0.30	0.32	0.37	0.29	0.30	0.62	0.60
Diluted earnings per common share	$0.30	0.32	0.37	0.29	0.29	0.62	0.59
Book value per share	$14.77	14.52	14.30	14.70	14.66	14.77	14.66
Tangible book value per share	$11.38	11.11	10.86	11.24	11.17	11.38	11.17
Average basic common shares outstanding	10,004,422	9,995,054	9,984,344	9,962,571	9,922,024	9,999,765	9,919,070
Average diluted common shares outstanding	10,011,312	10,002,878	9,997,565	9,977,592	9,943,797	10,007,192	9,971,900
Shares outstanding at period end	10,014,004	10,009,642	9,998,025	9,993,695	9,937,262	10,014,004	9,937,262

Selected Financial Ratios
Return on average assets	0.91%	1.01%	1.10%	0.87%	0.92%	0.96%	0.92%
Return on average equity	8.15%	9.10%	9.91%	7.82%	8.28%	8.62%	8.32%
Dividend payout ratio	53.33%	50.00%	43.24%	55.17%	53.33%	51.61%	53.33%
Net interest margin (tax equivalent)	3.50%	3.55%	3.56%	3.42%	3.55%	3.53%	3.52%
Efficiency ratio (tax equivalent)	64.82%	62.06%	59.07%	64.71%	63.73%	63.47%	64.22%

Selected Balance Sheet Items
Cash and cash equivalents	$29,967	33,274	18,865	33,213	19,007
Investment securities and stock	373,595	371,501	368,032	394,798	399,345

Loans:
Commercial and industrial	$38,651	40,039	41,878	40,097	45,153
Commercial, secured by real estate	495,255	475,594	477,275	467,512	455,654
Residential real estate	258,710	260,853	265,788	268,574	266,625
Consumer	17,475	17,646	19,173	18,752	18,545
Agricultural	16,014	15,459	14,802	15,872	13,605
Other, including deposit overdrafts	547	609	633	619	635
Deferred net origination costs	281	281	254	236	248
Loans, gross	826,933	810,481	819,803	811,662	800,465
Less allowance for loan losses	3,382	3,328	3,575	3,798	3,373
Loans, net	$823,551	807,153	816,228	807,864	797,092

	Three Months Ended					Six Months Ended
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	6/30/2017	6/30/2016
Selected Balance Sheet Items, continued
Total earning assets	$1,211,096	1,200,544	1,188,322	1,222,614	1,201,563
Total assets	1,335,571	1,319,074	1,306,799	1,333,536	1,312,635
Total deposits	1,143,920	1,148,198	1,110,905	1,158,921	1,124,698
Short-term borrowings	31,712	15,957	42,040	16,989	30,541
Long-term debt	402	480	598	662	726
Total shareholders’ equity	147,927	145,318	142,944	146,906	145,710
Equity to assets ratio	11.08%	11.02%	10.94%	11.02%	11.10%
Loans to deposits ratio	72.29%	70.59%	73.80%	70.04%	71.17%

Tangible common equity (TCE)	$113,542	110,745	108,178	111,946	110,541
Tangible common assets (TCA)	1,301,186	1,284,501	1,272,033	1,298,576	1,277,466
TCE/TCA	8.73%	8.62%	8.50%	8.62%	8.65%

Selected Average Balance Sheet Items
Cash and cash equivalents	$33,639	26,672	28,422	32,011	29,399	30,173	28,466
Investment securities and stock	373,295	366,499	380,138	396,620	396,130	369,916	392,889

Loans	$811,186	813,597	812,537	800,729	784,324	812,385	778,264
Less allowance for loan losses	3,334	3,557	3,654	3,382	3,103	3,445	3,116
Net loans	$807,852	810,040	808,883	797,347	781,221	808,940	775,148

Total earning assets	$1,202,129	1,188,383	1,204,360	1,212,232	1,193,585	1,195,294	1,182,647
Total assets	1,321,442	1,308,591	1,316,037	1,323,532	1,303,073	1,315,052	1,290,543
Total deposits	1,148,206	1,125,457	1,138,740	1,147,981	1,133,403	1,136,895	1,118,867
Short-term borrowings	15,030	28,500	20,406	16,328	14,355	21,728	17,532
Long-term debt	441	537	620	684	747	489	1,002
Total shareholders’ equity	147,826	144,672	146,602	147,371	144,185	146,258	143,316
Equity to assets ratio	11.19%	11.06%	11.14%	11.13%	11.06%	11.12%	11.11%
Loans to deposits ratio	70.65%	72.29%	71.35%	69.75%	69.20%	71.46%	69.56%

Asset Quality
Net charge-offs	$168	262	278	(53)	173	430	242
Other real estate owned	0	0	0	270	682	0	682

Non-accrual loans	3,747	3,869	5,725	4,619	2,697	3,747	2,697
Loans past due 90 days or more and still accruing	141	12	23	20	369	141	369
Total nonperforming loans	$3,888	3,881	5,748	4,639	3,066	3,888	3,066

Net charge-offs to average loans	0.08%	0.13%	0.14%	(0.03)%	0.09%	0.11%	0.06%
Allowance for loan losses to total loans	0.41%	0.41%	0.44%	0.47%	0.42%	0.41%	0.42%
Nonperforming loans to total loans	0.47%	0.48%	0.70%	0.57%	0.38%	0.47%	0.38%
Nonperforming assets to total assets	0.29%	0.29%	0.44%	0.37%	0.29%	0.29%	0.29%

Assets Under Management
LCNB Corp. total assets	$1,335,571	1,319,074	1,306,799	1,333,536	1,312,635
Trust and investments (fair value)	315,450	316,856	303,534	293,808	284,118
Mortgage loans serviced	98,234	99,324	100,982	105,018	107,189
Cash management	45,519	29,102	30,319	27,453	28,362
Brokerage accounts (fair value)	209,019	199,019	188,663	179,244	163,596
Total assets managed	$2,003,793	1,963,375	1,930,297	1,939,059	1,895,900

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	June 30, 2017 (Unaudited)	December 31, 2016
ASSETS:
Cash and due from banks	$19,399	18,378
Interest-bearing demand deposits	10,568	487
Total cash and cash equivalents	29,967	18,865
Investment securities:
Available-for-sale, at fair value	328,788	320,659
Held-to-maturity, at cost	38,437	41,003
Federal Reserve Bank stock, at cost	2,732	2,732
Federal Home Loan Bank stock, at cost	3,638	3,638
Loans, net	823,551	816,228
Premises and equipment, net	34,980	30,244
Goodwill	30,183	30,183
Core deposit and other intangibles	4,202	4,582
Bank owned life insurance	27,604	27,307
Other assets	11,489	11,358
TOTAL ASSETS	$1,335,571	1,306,799

LIABILITIES:
Deposits:
Noninterest-bearing	$275,346	271,332
Interest-bearing	868,574	839,573
Total deposits	1,143,920	1,110,905
Short-term borrowings	31,712	42,040
Long-term debt	402	598
Accrued interest and other liabilities	11,610	10,312
TOTAL LIABILITIES	1,187,644	1,163,855

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares at June 30, 2017 and December 31, 2016; issued 10,767,631 and 10,751,652 shares at June 30, 2017 and December 31, 2016, respectively	76,785	76,490
Retained earnings	83,782	80,736
Treasury shares at cost, 753,627 shares at March 31, 2017 and December 31, 2016	(11,665)	(11,665)
Accumulated other comprehensive income, net of taxes	(975)	(2,617)
TOTAL SHAREHOLDERS' EQUITY	147,927	142,944
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,335,571	1,306,799

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
INTEREST INCOME:
Interest and fees on loans	$8,823	8,892	17,738	17,519
Interest on investment securities –
Taxable	1,149	1,187	2,242	2,376
Non-taxable	795	794	1,594	1,552
Other short-term investments	167	135	224	182
TOTAL INTEREST INCOME	10,934	11,008	21,798	21,629
INTEREST EXPENSE:
Interest on deposits	846	870	1,689	1,693
Interest on short-term borrowings	12	8	42	22
Interest on long-term debt	3	5	7	17
TOTAL INTEREST EXPENSE	861	883	1,738	1,732
NET INTEREST INCOME	10,073	10,125	20,060	19,897
PROVISION FOR LOAN LOSSES	222	396	237	486
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,851	9,729	19,823	19,411
NON-INTEREST INCOME:
Trust income	881	837	1,733	1,600
Service charges and fees on deposit accounts	1,312	1,243	2,534	2,436
Net gain (loss) on sales of securities	140	279	140	650
Bank owned life insurance income	297	191	486	360
Gains from sales of loans	63	61	102	102
Other operating income	97	139	225	244
TOTAL NON-INTEREST INCOME	2,790	2,750	5,220	5,392
NON-INTEREST EXPENSE:
Salaries and employee benefits	4,703	4,532	9,229	9,095
Equipment expenses	264	239	475	488
Occupancy expense, net	636	588	1,204	1,157
State franchise tax	286	276	570	557
Marketing	216	201	359	368
Amortization of intangibles	188	188	373	375
FDIC insurance premiums	108	162	212	327
Contracted services	375	223	623	450
Other real estate owned	—	356	5	385
Other non-interest expense	1,835	1,703	3,529	3,558
TOTAL NON-INTEREST EXPENSE	8,611	8,468	16,579	16,760
INCOME BEFORE INCOME TAXES	4,030	4,011	8,464	8,043
PROVISION FOR INCOME TAXES	1,027	1,043	2,215	2,111
NET INCOME	$3,003	2,968	6,249	5,932

Dividends declared per common share	$0.16	0.16	0.32	0.32
Earnings per common share:
Basic	0.30	0.30	0.62	0.60
Diluted	0.30	0.29	0.62	0.59
Weighted average common shares outstanding:
Basic	10,004,422	9,922,024	9,999,765	9,919,070
Diluted	10,011,312	9,943,797	10,007,192	9,971,900

Contacts
LCNB Corp.
Steve P. Foster, CEO & President, 800-344-BANK
Robert C. Haines II, Executive Vice President and CFO, 800-344-BANK